                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                              (Amendment No._____)

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Check the appropriate box:

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     14c-5(d)(2))
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                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

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[SBG LOGO] The Security Benefit
           Group of Companies
--------------------------------------------------------------------------------

July 8, 2003

Dear Shareholder:

   The  enclosed  Information  Statement  is being  provided  to inform you that
Security Management Company,  LLC has retained Northern Trust Investments,  Inc.
("NTI") to serve as the  investment  sub-adviser  for SBL Fund's  Enhanced Index
Fund. NTI was engaged as investment sub-adviser effective May 2, 2003.

   NTI manages more than $210 billion in assets and offers  investment  products and services to personal and institutional  clients  worldwide.  Please refer to the  enclosed  Information  Statement  for  additional  details  about  the  new sub-adviser.

   The Information Statement is for your information;  no action is required. As always,  we value  your  business  and  appreciate  the trust you place in us by letting  us  help  you  plan  for  your  financial  future.  Please  call  us at
1-800-888-2461 of you have any questions.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
SBL Fund

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                              INFORMATION STATEMENT

                                  JULY 8, 2003

   This information  statement is being provided to the shareholders of Series H
(Enhanced  Index  Series)  of the SBL Fund to inform  them of the  retention  of
Northern Trust Investments, Inc. ("NTI") as the investment sub-adviser of Series
H. This information  statement is provided in lieu of a proxy statement pursuant to the  terms of an  exemptive  order  that SBL  Fund  and  Security  Management
Company,  LLC ("SMC"), the investment manager of the various series of SBL Fund, received from the  Securities and Exchange  Commission.  The order allows SMC to implement new investment  sub-advisory contracts and to make material changes to existing  investment  sub-advisory  contracts  with the approval of the Board of
Directors  ("Board" or "Directors"),  but without  shareholder  approval.  It is anticipated that the first mailing of this  information  statement will be on or about July 8, 2003. We are not asking you for a proxy, and you are requested not to send us a proxy.

INTRODUCTION

   SMC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, serves as the investment manager and administrator of Series H. Security  Distributors,
Inc., located at One Security Benefit Place, Topeka,  Kansas 66636-0001,  serves as the distributor of Series H.

   Under  its  Investment  Advisory  Agreement  with SBL Fund,  SMC has  overall supervisory  responsibility  for the investment program of Series H and, subject to Board approval,  can select one or more sub-advisers to provide Series H with day-to-day  investment  advisory  services.  SMC has entered into a Sub-Advisory
Agreement dated May 2, 2003, with NTI under which NTI began providing investment advisory services to Series H on that date.

   SMC continues to provide management  services to Series H and retains overall supervisory  responsibility  for the general management and investment of Series
H. Subject to review and approval by the Board, SMC: (a) sets Series H's overall investment strategies;  (b) monitors and evaluates the investment performance of
NTI;  and (c)  implements  procedures  reasonably  designed  to ensure  that NTI complies with Series H's investment  objective,  policies and  restrictions.  In addition,  SMC may select and recommend one or more  additional  sub-advisers to manage  all or part of Series H's  assets  and,  if  appropriate,  allocate  and reallocate  Series  H's  assets  among  the  sub-advisers  providing  investment advisory services to Series H.

CHANGES TO SERIES H'S INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

   The Investment Objective and Investment Policies of Series H have not changed as a result of the retention of NTI as investment sub-adviser.

INFORMATION ABOUT THE SUB-ADVISER AND PORTFOLIO MANAGER

   NTI, 50 South  LaSalle  Street,  Chicago,  Illinois  60675,  is an investment adviser  registered  under  the  Investment  Advisers  Act  of  1940  and  is  a wholly-owned  subsidiary of The Northern Trust  Company,  which is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust
Corporation,  through its subsidiaries,  has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

   PATRICK  CANNON,  Senior Vice  President of NTI and Managing  Director of the
U.S. index  management  group of Northern Trust Global  Investments,  co-manages
Series H (Enhanced  Index Series).  Prior to joining NTI in 2003, he was head of
U.S.  equity index  management  for Deutsche  Asset  Management,  Inc. He joined
Deutsche in 2000 after ten years in various  management,  trading and  strategic positions at Barclays Global  Investors.  Mr. Cannon has a bachelor's  degree in
Mathematics from the University of Newcastle, Australia.

   PETER  KUNTZ,  Senior  Vice  President  of NTI and  Managing  Director of the
international  index  management  group of Northern  Trust  Global  Investments, co-manages  Series  H  (Enhanced  Index  Series).  Previously,  he was  head  of international  equity index funds for Deutsche Asset Management,  Inc. He joined
Deutsche in 1980. Mr. Kuntz has a bachelor's  degree from Rutgers  College and a
MBA from New York University.

THE SUB-ADVISORY AGREEMENT

   Under the terms of the  Sub-Advisory  Agreement  between SMC and NTI,  NTI is authorized, subject to the stated investment policies and restrictions of Series
H and  the  directions  of SMC  and  the  Board,  to  purchase,  hold  and  sell investments for the account of Series H and to monitor on a continuous basis the performance  of  such  investments.  NTI is  obligated  to  manage  Series  H in accordance with applicable laws and regulations. NTI also furnishes to the Board and  SMC  periodic  reports  on  the  investment  performance  of  Series  H and information related to compliance matters.

   The  Sub-Advisory   Agreement  provides  that,  in  the  absence  of  willful
misfeasance,  bad  faith or  negligence  on the  part of NTI or a breach  of its duties under the  Sub-Advisory  Agreement,  NTI  generally is not liable to SMC,
Series H or Series H's  shareholders  in connection  with rendering its services under the Sub-Advisory  Agreement.  However, NTI has agreed to indemnify SMC and
Series H, and their respective  officers and directors,  for any liabilities and expenses resulting from NTI's willful misfeasance, bad faith, negligence, breach of its duties under the Sub-Advisory Agreement or violation of applicable law.

   For all  services  rendered by NTI,  SMC (and not Series H) pays to NTI a fee based on the combined  average daily net assets of Series H and Security  Equity
Fund, Enhanced Index Series (another fund managed by SMC and sub-advised by NTI, referred to  collectively  as the  "Funds") as  follows:  0.20% of the  combined average daily net assets of the Funds of $100 million or less; plus 0.15% of the combined  average daily net assets of the Funds of more than $100  million,  but less than $300 million;  plus 0.13% of the combined  average daily net assets of the Funds of more than $300 million.

   The Sub-Advisory  Agreement may be terminated without penalty: (i) by vote of a majority  of the Board,  or by vote of a majority  of the  outstanding  voting securities of Series H, or by SMC, in each case, upon 60 days' written notice to
NTI; (ii) by SMC upon breach by NTI of any  representation or warranty contained in the Sub-Advisory  Agreement,  which shall not have been cured within 20 days'
written notice thereof;  (iii) by SMC immediately  upon written notice to NTI if
NTI  becomes  unable  to  discharge  its  duties  and   obligations   under  the
Sub-Advisory  Agreement;  or (iv) by NTI upon 90 days' written notice to SMC and
Series  H.  The  Sub-Advisory   Agreement  terminates   automatically  upon  the
termination of the Investment Advisory Agreement between Series H and SMC.

   Information  about the principal  executive officer and directors of NTI, and certain of its other investment company clients, is presented in the Appendix.

EVALUATION BY THE DIRECTORS

   The Sub-Advisory Agreement was approved by the Board at a meeting held on May
2, 2003. The Board determined that approval of the Sub-Advisory  Agreement would enable Series H to obtain high quality  investment  advisory  services at a cost that is appropriate,  reasonable,  and in the best interests of Series H and its
shareholders.   In  evaluating   whether  it  was  appropriate  to  approve  the
Sub-Advisory   Agreement,   the   Board   considered   various   materials   and
representations provided by SMC and NTI, including,  among other things: (1) the nature,  extent and  quality of  services to be provided by NTI to Series H; (2)
the investment  performance  of other accounts  managed by NTI; (3) the costs of services to be provided by NTI; (4) other sources of revenue accruing to NTI and its  affiliates  as a result of its  relationship  with Series H,  including any intangible  benefits  that accrue to the adviser and its  affiliates;  and (5) a comparison of the Fund's respective actual and projected expense ratio and those of similarly situated mutual funds.

   Based upon its review, the Board determined that approval of the Sub-Advisory
Agreement  was  in  the  best  interests  of  Series  H  and  its  shareholders.
Accordingly, after consideration of the materials and representations summarized above, and such other  information as they considered  relevant,  the Directors, including  the Directors  who are not parties to the  Sub-Advisory  Agreement or
"interested  persons" (as defined in the Investment Company Act of 1940) of such parties, unanimously approved the Sub-Advisory Agreement.

SHAREHOLDER INFORMATION

   As of March 31, 2003,  Security Benefit Life Insurance  Company ("SBL") owned of record substantially all of the shares of Series H. SBL owns shares of Series
H for the benefit of policy  owners in its separate  accounts  funding  variable annuity and  variable  life  insurance  policies  issued by SBL. SBL Fund is not aware of any persons owning beneficially 5% or more of the shares of Series H as of the same date.  As of March 31, 2003,  the Directors and officers of SBL Fund beneficially owned less than 1% of Series H's shares.

SHAREHOLDER REPORTS

   Shareholders can find out more information  about Series H in its most recent annual and  semi-annual  report,  which  have been  furnished  to  shareholders.
Shareholders  may request another copy of these reports by writing to SMC at One
Security Benefit Place, Topeka, Kansas 66636-0001, or by calling 1-800-888-2461.

                                    APPENDIX

                              INFORMATION ABOUT NTI

   The directors and principal  executive  officers of NTI, and their  principal occupations,  are shown below. Except as noted, the address of each director and officer is 50 South LaSalle Street, Chicago, Illinois 60675.

================================================================================
NAME, ADDRESS AND
POSITION WITH NTI                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Stephen B. Timbers               Vice Chairman, Northern Trust Corporation
Chairman, President and          and The Northern Trust Company;
Chief Executive Officer          President, Northern Trust Global Investments
--------------------------------------------------------------------------------
Carl J. Domino                   Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Orie Leslie Dudley, Jr.          Executive Vice President and Chief Investment
Investment Director,             Officer, Northern Trust Corporation and
Executive Vice President and     The Northern Trust Company
Chief Investment Officer
--------------------------------------------------------------------------------
Perry R. Pero                    Vice Chairman/CFO, Risk Management Business
Director                         Unit Head, Northern Trust Corporation and
                                 The Northern Trust Company
--------------------------------------------------------------------------------
Stephen N. Potter                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Alan W. Robertson                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Kevin J. Rochford                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Peter L. Rossiter                Executive Vice President, Northern Trust
Director                         Corporation and The Northern Trust Company
--------------------------------------------------------------------------------
Terence J. Toth                  Senior Vice President,
Director and                     The Northern Trust Company
Executive Vice President
--------------------------------------------------------------------------------
Frederick H. Waddell             Executive Vice President, Northern Trust
Director                         Corporation and The Northern Trust Company
--------------------------------------------------------------------------------
Lloyd A. Wennlund                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
================================================================================

OTHER INVESTMENT COMPANY CLIENTS OF NTI

   The investment  advisory  services of NTI to Series H are not exclusive under the  terms  of the  Sub-Advisory  Agreement.  NTI is free to  render  investment advisory services to others,  including other investment companies.  However, as of March 31, 2003, NTI did not serve as investment adviser or sub-adviser to any other  investment  companies with investment  objectives and policies similar to those of Series H.